                                                WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

                                                   VALUE PORTFOLIO

                                                      QUARTERLY

                                                       REPORT

                                                       DECEMBER 31, 1997

                                                 ONE PACIFIC PLACE, SUITE 600
                                                     1125 SOUTH 103 STREET
                                                  OMAHA, NEBRASKA 68124-6008

                                                         402-391-1980
                                                         800-232-4161
                                                       402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended December 31, 1997, calculated in accordance with SEC standardized formulas.

                   VALUE OF      VALUE OF      VALUE OF
                    INITIAL     CUMULATIVE    CUMULATIVE     TOTAL       ANNUAL
                    $25,000    CAPITAL GAIN   REINVESTED    VALUE OF     RATE OF
  PERIOD ENDED    INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES      RETURN
----------------  -----------  -------------  -----------  ----------  -----------
May 9, 1986        $  25,000            --            --   $   25,000          --
Dec. 31, 1986         25,863            --            --       25,863         3.5%+
Dec. 31, 1987         24,253           264         1,205       25,722        -0.5
Dec. 31, 1988         27,430           299         2,223       29,952        16.5
Dec. 31, 1989         30,763         2,103         3,701       36,567        22.1
Dec. 31, 1990         28,040         2,112         4,500       34,652        -5.2
Dec. 31, 1991         33,940         3,811         6,475       44,226        27.6
Dec. 31, 1992         36,350         6,019         7,884       50,253        13.6
Dec. 31, 1993         42,010         9,114         9,199       60,323        20.0
Dec. 31, 1994         36,075        10,414         7,899       54,388        -9.8
Dec. 31, 1995         45,955        17,447        11,855       75,257        38.4
Dec. 31, 1996         51,478        24,054        13,792       89,324        18.7
Dec. 31, 1997         62,878        42,824        18,398      124,100        38.9

The portfolio's average annual total return for the one, five and ten year periods ending December 31, 1997, was 38.9%, 19.8%, and 17.0%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $30,336, and the total amount of income distributions reinvested was $9,949. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 5/9/86 through 12/31/86

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      DECEMBER 31, 1997 - QUARTERLY REPORT

                                                                 January 8, 1998

Dear Fellow Shareholder:

      1997 was a terrific year for the Value Portfolio. Our total return, after all expenses, was +38.9%, ranking us #5 of 611 "growth and income" funds (our Lipper Analytical Services category).* This compares to 33.4% for the S&P 500, +24.9% for the Dow, and 27.1% for the average growth and income fund tracked by Lipper. (Past performance is no guarantee of future success.)

      Although it is fun to report a +38.9% year, longer-term performance is more important. The table below shows Value Portfolio returns (after deducting expenses) over various intervals compared to those of the S&P 500 and the average "growth and income" mutual fund.

                                                                 1 YEAR       5 YEARS     10 YEARS
                                                               -----------  -----------  -----------
VALUE PORTFOLIO                                                      38.9%        19.8%        17.0%
S&P 500                                                              33.4         20.2         18.0
Average Growth and Income Fund                                       27.1         17.6         15.9

      The power of compounding is shown in the table on page 1. As you can see, an initial investment of $25,000 on May 9, 1986, has grown to $124,100 at year-end 1997 (assuming reinvestment of dividends). It is also clear from this table that the pattern of returns from year to year has been erratic. This is not to say that the growth patterns of our portfolio COMPANIES have been erratic (they were not), but if we had tried to jump in and out of the market, guessing WHEN the stock market would reward us for owning these stocks, we would undoubtedly have missed some of the gains.

       *Ranking is based upon total return. According to Lipper
       Analytical Services, the Value Portfolio was ranked 42 of 240 and 30 of 136 among growth and income funds for the five-year and ten-year periods ended December 31, 1997, respectively.

THE YEAR IN REVIEW

      The year was a good one for stocks in general. As long as one managed to miss the implosions of the various "momentum" stocks which disappointed their fans and the "emerging" Asian markets which turned into SUBMERGING markets this fall, it should have been a good year.

      Cable television stocks, as a group, were the most significant contributors to our 1997 results. Gains for the year ranged from 57% for U.S. West Media Group to 222% for Adelphia Cable. For a number of reasons which have been chronicled in the last few quarterly letters, investor perception of the group shifted during the year from revulsion, to indifference, to acceptance and even (dare I say it) mild excitement.

      Cellular telephone stocks were also contributors, on balance. Centennial (+69%), AirTouch (+65%), and CommNet (+28%) were helpful, while 360 Communications (-13%) and CoreComm (-49%) were not.

      A few other relatively large positions were especially profitable. Valassis, whose prosaic coupon business generates lots of excess cash, rose by 75%. NHP spun off Washington Mortgage and was then acquired by Aimco, leaving us with a gain on the two-part transaction of roughly 100%. Seafield, which was meant to be a very low risk, moderate return "workout" investment, completed its reorganization and in the end returned about 90%. The Seafield return was significantly enhanced by a small venture capital investment which we knew had potential but which was so speculative that we had valued it at $0. This kind of good fortune is not something we want to depend on, but it tends to happen periodically with workouts and "asset plays."

      On the other hand, one of my favorite stocks (and the fund's largest single position), Redwood Trust, had an awful year. Redwood buys adjustable rate mortgages and finances them with borrowings, just as a savings and loan company would, but has a much lower cost structure because it has no branches, employs very few people, and as a real estate investment trust, pays no taxes. Redwood started the year at $37 and ended the year at $20, a decline of 46%. Since it paid $2.15 in dividends and since we sold stock as high as $55 and repurchased shares as low as $19, our overall total return was not quite that bad, but it cost us several percentage points of performance. Redwood's volatility was caused by a combination of unrealistic investor expectations and temporary earnings disappointments, and I think we will be glad that we were able to buy more shares in the high teens and low twenties.

      In short, a fortunate combination of growth in the business values of our companies and the willingness of investors to pay more for a unit of business value (valuation inflation) resulted in a great year for our portfolio.

OUTLOOK

      Conditions have been nearly perfect, returns have been well above normal, and investor expectations are very high. I do not know what comes next for the economy or the stock market, but it seems reasonable to me to expect more modest stock returns over the next few years. I am not predicting the end of the world -- just a return to more normal rates of growth.

      Over-priced stocks can return to fair value quickly, by declining in price, or slowly, by moving sideways while the values of the underlying businesses "grow into" the stock prices. In this environment, it is more difficult, but not impossible for us to find interesting new investments. Three months ago, I wrote about why I liked Redwood Trust at $30. Today the stock is $20, and although their growth has been slowed by conditions in the mortgage market, I am very excited by their prospects. We nearly doubled our Redwood holdings in the 4th quarter, and as a firm we now own about 14% of the company. Several others of our companies are doing very well but are misunderstood and/or overlooked, and we have been adding to those holdings. There are six of us looking for new investment ideas, and I am confident that we will find something worthwhile. In the meantime, our cash and short-term bond reserves are just over 20% of the portfolio, so a sharp (but temporary) sinking spell would probably be good for our long-term performance.

SHAREHOLDER MEETING

      Please mark your calendars for our shareholder meeting on Wednesday, May 27 at 4:00 p.m. We will be meeting at the Omaha Marriott again and at this point, it looks as if we will be able to avoid having any official business to conduct. That means that we can spend all our time answering your questions and talking about the things you want to talk about. Between now and then, Rick, Tom and I are always happy to talk with you about your investments or any questions you may have about our portfolio or our strategy. Please feel free to call anytime.

                                                       Best regards,

                                                       /S/ WALLACE R. WEITZ

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                            SCHEDULE OF INVESTMENTS

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)

   SHARES
  OR UNITS                                                                               COST           VALUE
------------                                                                         -------------  -------------
              COMMON STOCKS -- 80.7%
              BANKING -- 2.8%
      30,000  Wells Fargo & Co.                                                      $   4,966,258  $  10,183,125
                                                                                     -------------  -------------

              CABLE TELEVISION -- 16.7%
     250,500  Adelphia Communications Corp. CL A*                                        1,865,587      4,634,250
   1,349,000  Century Communications Corp. CL A*                                         7,990,357     13,152,750
      52,000  Comcast UK Cable Partners Limited CL A                                       653,976        490,750
     490,000  Comcast Corp. Special CL A                                                 7,031,910     15,465,625
     400,000  Tele-Communications, Inc. CL A*                                            5,287,462     11,175,000
     569,000  U.S. West Media Group*                                                    10,307,053     16,429,875
                                                                                     -------------  -------------
                                                                                        33,136,345     61,348,250
                                                                                     -------------  -------------
              CONSUMER PRODUCTS AND SERVICES -- 3.1%
     135,000  American Classic Voyages Co.*                                              1,296,363      2,446,875
     220,000  Lab Holdings, Inc.                                                         6,818,922      5,115,000
       4,875  Lady Baltimore Foods, Inc.                                                   227,781        253,500
     300,000  Protection One, Inc.                                                         541,111      3,393,750
                                                                                     -------------  -------------
                                                                                         8,884,177     11,209,125
                                                                                     -------------  -------------
              FEDERAL AGENCIES -- 4.1%
      90,000  Federal Home Loan Mortgage Corp.                                             385,147      3,774,375
      75,000  Federal National Mortgage Association                                      1,270,544      4,279,688
      50,000  SLM Holding Corp.                                                          1,837,925      6,956,250
                                                                                     -------------  -------------
                                                                                         3,493,616     15,010,313
                                                                                     -------------  -------------
              FINANCIAL SERVICES -- 5.5%
      70,000  American Express Co.                                                       2,031,996      6,247,500
         110  Berkshire Hathaway, Inc.*                                                    640,550      5,060,000
     128,000  Capital One Financial Corp.                                                3,107,958      6,936,000
      70,000  Imperial Credit Industries, Inc.*                                          1,090,000      1,435,000
      30,000  PS Group, Inc.*                                                              233,125        375,000
                                                                                     -------------  -------------
                                                                                         7,103,629     20,053,500
                                                                                     -------------  -------------
              INFORMATION AND DATA PROCESSING -- 1.7%
     142,100  BRC Holdings, Inc.*                                                        3,457,554      5,435,325
     180,000  Intelligent Systems Corp.*                                                   380,869        877,500
                                                                                     -------------  -------------
                                                                                         3,838,423      6,312,825
                                                                                     -------------  -------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                               COST           VALUE
------------                                                                         -------------  -------------
              MEDIA AND ENTERTAINMENT -- 11.0%
      11,590  Chris-Craft Industries, Inc.*                                          $     471,840  $     606,302
      57,200  Daily Journal Corp.*                                                       1,254,216      2,116,400
     300,000  Gabelli Global Multimedia Trust, Inc.                                      2,071,150      2,625,000
     135,000  TCI Satellite Entertainment CL A*                                          1,509,907        928,125
     485,000  Tele-Communications Liberty Media CL A*                                    7,888,849     17,581,250
     200,000  Tele-Communications TCI Ventures Group A*                                  2,556,885      5,662,500
     291,000  Valassis Communications, Inc.*                                             4,457,840     10,767,000
                                                                                     -------------  -------------
                                                                                        20,210,687     40,286,577
                                                                                     -------------  -------------
              MORTGAGE BANKING -- 6.9%
     300,000  Countrywide Credit Industries, Inc.                                        4,656,092     12,862,500
      75,000  Long Beach Financial Corp.*                                                  487,500        871,875
      25,000  New Century Financial Corp.*                                                 275,000        256,250
     544,485  Resource Bancshares Mtg. Grp., Inc.                                        6,178,351      8,881,912
     179,999  WMF Group, Limited*                                                        1,646,991      2,249,987
                                                                                     -------------  -------------
                                                                                        13,243,934     25,122,524
                                                                                     -------------  -------------
              REAL ESTATE AND CONSTRUCTION -- 6.9%
     115,000  Catellus Development Corp.*                                                  671,575      2,300,000
      90,000  Forest City Enterprises, Inc. CL A                                         2,159,453      5,231,250
     540,000  NHP, Inc.*+                                                                8,000,298     14,837,310
     238,500  Presley Companies CL A*                                                      328,089        178,875
      50,000  SLH Corp.*                                                                   319,167      2,800,000
                                                                                     -------------  -------------
                                                                                        11,478,582     25,347,435
                                                                                     -------------  -------------
              REAL ESTATE INVESTMENT TRUSTS -- 8.8%
     157,400  Hanover Capital Mortgage Holdings, Inc.***                                 2,364,334      2,597,100
     185,000  NovaStar Financial, Inc.**                                                 2,775,000      3,075,625
     180,000  NovaStar Financial, Inc. Common                                            3,240,000      2,846,250
   1,163,609  Redwood Trust, Inc.                                                       27,899,925     23,708,533
                                                                                     -------------  -------------
                                                                                        36,279,259     32,227,508
                                                                                     -------------  -------------
              TELECOMMUNICATIONS -- 13.2%
     650,000  360 Communications Co.*                                                   13,107,219     13,121,875
     180,000  Airtouch Communications, Inc.*                                             5,105,671      7,481,250
     504,000  Corecomm, Inc.*                                                           10,996,870      5,103,000
     785,000  Centennial Cellular Corp. CL A*                                           11,573,473     16,092,500
      82,800  CommNet Cellular, Inc.*                                                    2,204,647      2,944,575
      80,000  Telephone and Data Systems, Inc.                                           2,966,739      3,725,000
                                                                                     -------------  -------------
                                                                                        45,954,619     48,468,200
                                                                                     -------------  -------------
                      Total Common Stocks                                              188,589,529    295,569,382
                                                                                     -------------  -------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                               COST           VALUE
------------                                                                         -------------  -------------
              NON-CONVERTIBLE PREFERRED STOCKS -- 1.3%
      10,000  Community Bank 13% Pfd. Series B                                       $     257,550  $     280,000
      15,000  Crown American Realty Trust 11% Pfd. Series A                                750,000        783,750
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                       645,000        817,500
      69,941  Riggs National Corp. 10.75% Pfd. Series B                                  1,852,839      1,975,833
      34,000  River Bank America 15.0% Pfd. Series A                                       845,750        782,000
                                                                                     -------------  -------------
                      Total Non-Convertible Preferred Stocks                             4,351,139      4,639,083
                                                                                     -------------  -------------

    FACE
   AMOUNT
------------
              CORPORATE BONDS -- 1.2%
$    500,000  Salomon, Inc. Sr. Notes 7.125% 8/01/99                                       500,000        507,082
     750,000  Local Financial Corp. 11.0% 9/08/04                                          750,000        791,250
   1,000,000  Dime Savings 10.5% 11/15/05                                                1,047,595      1,077,500
   2,000,000  National Education Debs. 6.5% 5/15/11                                      1,936,299      1,953,822
                                                                                     -------------  -------------
                      Total Corporate Bonds                                              4,233,894      4,329,654
                                                                                     -------------  -------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 7.0%
     750,000  U.S. Treasury Note 6.0% 5/31/98                                              749,386        751,289
   4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                                    4,750,580      4,837,578
   2,000,000  Federal Home Loan Bank 7.0% 5/28/02                                        2,007,263      2,009,688
   6,000,000  Federal Home Loan Bank 0.0% 1/21/03                                        4,240,462      4,250,840
   3,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                                     3,008,506      3,016,875
   2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                     2,498,873      2,547,656
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                      1,001,245      1,027,031
   1,000,000  Federal Natl. Mtg. Assn. 7.44% 11/06/06                                    1,002,807      1,007,187
   6,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                                    6,000,000      6,035,508
                                                                                     -------------  -------------
                      Total U.S. Government and Agency Securities                       25,259,122     25,483,652
                                                                                     -------------  -------------
              SHORT-TERM SECURITIES -- 8.9%
  18,333,620  Norwest U.S. Government Money Market Fund                                 18,333,620     18,333,620
   3,750,000  Federal Home Loan Bank Discount Note 1/02/98                               3,749,439      3,748,969
   2,600,000  U.S. Treasury Bill 1/08/98                                                 2,597,395      2,598,070
   2,000,000  Federal Home Loan Bank Discount Note 3/06/98                               1,980,195      1,979,561
   6,000,000  Federal Home Loan Bank Discount Note 3/30/98                               5,918,820      5,917,675
                                                                                     -------------  -------------
                      Total Short-Term Securities                                       32,579,469     32,577,895
                                                                                     -------------  -------------
                      Total Investments in Securities                                $ 255,013,153    362,599,666
                                                                                     -------------  -------------
                                                                                     -------------  -------------
              Securities Sold Short -- (4.0%)                                                         (14,736,750)
              Other Assets Less Liabilities -- 4.9%                                                    18,126,032
                                                                                                    -------------
                      Total Net Assets -- 100%                                                      $ 365,988,948
                                                                                                    -------------
                                                                                                    -------------
                      Net Asset Value Per Share                                                     $      25.151
                                                                                                    -------------
                                                                                                    -------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                             PROCEEDS         VALUE
------------                                                                         -------------  -------------
              SECURITIES SOLD SHORT
     401,000  Apartment Investment & Management Co.+                                 $  12,921,509  $  14,736,750
                                                                                     -------------  -------------
                                                                                     -------------  -------------

+Apartment Investment & Management Co. ("AIV") is scheduled to acquire NHP, Inc. ("NHP") in the 1st quarter of 1998. As part of the acquisition, NHP shareholders are expected to receive approximately .75 share of AIV for each share of NHP. AIV has been sold short in anticipation of receipt of AIV shares in exchange for NHP shares currently owned by the Value Portfolio.
*Non-income producing
**These units, purchased in a private placement, consist of one share of preferred stock convertible to common and one stock purchase warrant and are restricted securities exempt from registration under the Securities Act of 1933 (the "Act"). Unless registered under the Act or exempted from registration, they may only be sold to qualified institutional investors or certain accredited investors.
***Each unit consists of one share of common stock and one stock purchase warrant.

         WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.